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                                                              EXHIBIT 10.1(h)(1)

                             AMENDMENT NO. 1 TO THE
                           UNIVERSAL FOODS CORPORATION
                      DIRECTORS' DEFERRED COMPENSATION PLAN

      WHEREAS, Universal Foods Corporation d/b/a Sensient Technologies Corporation (the "Company") sponsors the Universal Foods Corporation Directors' Deferred Compensation Plan (the "Plan") for eligible directors of the Company; and

      WHEREAS, the Company's fiscal year has changed to the calendar year; and

      WHEREAS, the Company has changed its name to Sensient Technologies Corporation, subject to shareholder approval at the annual meeting of shareholders scheduled to be held in April 2001; and

      WHEREAS, the Company wishes to amend the Plan to reflect such changes and other matters relating thereto.

      NOW, THEREFORE, the Plan is hereby amended as follows, effective as of the dates noted below:

      1. Effective as of November 6, 2000, the Plan shall be known as the:
"Sensient Technologies Corporation Directors' Deferred Compensation Plan".

      2. Effective as of November 6, 2000, Section 1. is amended in its entirety to read as follows:

      "1. Establishment.

      The Sensient Technologies Corporation Directors' Deferred Compensation Plan (the "Plan") was established for the benefit of eligible members of the Board of Directors of Universal Foods Corporation d/b/a Sensient Technologies Corporation and, effective upon approval of the shareholders, to be known as Sensient Technologies Corporation (the "Company"). The Plan is administered by the Company, and the plan year is the fiscal year of the Company."

      3. Effective as of October 1, 2000, the last sentence of Section 6. is amended in its entirety to read as follows:

      "For fiscal years ending prior to October 1, 2000, such interest income shall be credited to the Account on each September 30 on which there is a balance in a Director's Account, and for each fiscal year ending after October 1, 2000, such interest income
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      shall be credited to the Account on each December 31 on which there is a balance in a Director's Account."

      IN WITNESS WHEREOF, this Amendment has been duly executed this 12th day of December, 2000.

                                        UNIVERSAL FOODS CORPORATION
                                        d/b/a SENSIENT TECHNOLOGIES
                                        CORPORATION


                                        By: /s/ Richard Carney
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